Investment properties	12 Months Ended
Dec. 31, 2017
Investment properties
Investment properties

C14  Investment properties

Investment properties principally relate to the PAC with-profits fund and are carried at fair value. A reconciliation of the carrying amount of investment properties at the beginning and end of the year is set out below:

	2017	2016

	£m	£m
At 1 January	14,646	13,422
Additions:
Resulting from property acquisitions	2,009	1,338
Resulting from expenditure capitalised	39	189
Disposals	(591)	(632)
Net gain from fair value adjustments	415	273
Net foreign exchange differences	(21)	97
Transfers to held for sale assets	—	(41)

At 31 December	16,497	14,646

The 2017 income statement includes rental income from investment properties of £876 million (2016: £781 million) and direct operating expenses including repairs and maintenance arising from these properties of £82 million (2016: £67 million).

Investment properties of £5,689 million (2016: £6,020 million) are held under finance leases. The present value of minimum lease payments under these leases is £43 million (2016: £49 million) and 73 per cent (2016: 76 per cent) of lease payments are due in over five years.

The Group's policy is to let investment properties to tenants through operating leases. Minimum future rentals to be received on non-cancellable operating leases of the Group's freehold investment properties are receivable in the following periods:

	2017	2016

	£m	£m
Less than 1 year	322	314
1 to 5 years	1,073	1,077
Over 5 years	2,286	2,634

Total	3,681	4,025

The total minimum future rentals to be received on non-cancellable sub-leases for the Group's investment properties held under finance leases at 31 December 2017 are £1,527 million (2016: £2,238 million).